EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Expeditors International of Washington, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Peter J. Rose, Chairman and Chief Executive Officer of the Company, and Bradley S. Powell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 28, 2012	/s/ Peter J. Rose
Peter J. Rose
Chairman and Chief Executive Officer

February 28, 2012	/s/ Bradley S. Powell
Bradley S. Powell
Senior Vice President and Chief Financial Officer